FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                BIOENVISION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                       13-4025857
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          (State of incorporation or            (I.R.S. Employer
                 organization)                 Identification No.)

             509 Madison Avenue
                 Suite 404
             New York, New York                         10022
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  (Address of principal executive offices)            (Zip Code)

    Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class               Name of each exchange on which
         to be so registered               each class is to be registered
---------------------------------------- ---------------------------------------

Common Stock, par value $.001 per share       American Stock Exchange
---------------------------------------- ---------------------------------------

    If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x] [Added in Release No. 34-34922 (P. 85,450), effective December 7, 1994, 59 F.R. 55342; amended in Release No. 34-38850 (P. 85,953), July 18, 1997, effective September 2, 1997, 62 F.R.
39755.]

    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ] [Added in Release No. 34-34922 (P. 85,450), effective December 7, 1994, 59 F.R. 55342; amended in Release No. 34-38850 (P. 85,953), July 18, 1997, effective September 2, 1997, 62 F.R.
39755.]

    Securities Act registration statement file number to which this form relates:

    Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
               ----------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

      Incorporated by reference to page 62 of the Preliminary Prospectus dated July 31, 2002, contained in Registrant's Registration Statement on Form SB-2 (File No. 333-97443).

Item 2.  Exhibits.

      The following exhibits are filed as part of this registration statement:

3.1    Certificate of Incorporation of the Registrant (1)

3.1(a) Amendment to Certificate of Incorporation, filed January 29, 1999 (2)

3.1(b) Certificate  of Correction to the  Certificate  of  Incorporation,  filed
       March 15, 2002 (3)

3.1(c) Certificate of Amendment to the Certificate of Incorporation, filed April
       30, 2002 (4)

3.2    By-Laws of the Registrant (5)

3.2(a) Amendment to the By-Laws, effective April 30, 2002 (6)

4.1    Specimen certificate for Registrant's Common Stock


------------------------

(1) Incorporated by reference to Exhibit 3 to the Registrant's Registration Statement on Form 10-12g (File No. 000-24875) filed on September 3, 1998.

(2) Incorporated by reference to Exhibit 3.1A to the Registrant's Registration Statement on Form 10-KSB/A (File No. 000-24875) filed on October 18, 1999.

(3) Incorporated by reference to Exhibit 3.1(B) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.

(4) Incorporated by reference to Exhibit 3.1(C) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.

(5) Incorporated by reference to Exhibit 3 to the Registrant's Registration Statement on Form 10-12g/A (File No. 000-24875) filed on December 3, 1998.

(6) Incorporated by reference to Exhibit 3.2(A) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BIOENVISION, INC.

Date: September 5, 2003

By:   /s/ David P. Luci
   -----------------------
   Name:  David P. Luci
   Title: Director of Finance, General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number     Description of Document
--------------------------------------------------------------------------------

3.1        Certificate of Incorporation of the Registrant (1)

3.1(a)     Amendment to Certificate of Incorporation, filed January 29, 1999 (2)

3.1(b) Certificate of Correction to the Certificate of Incorporation, filed March 15, 2002 (3)

3.1(c) Certificate of Amendment to the Certificate of Incorporation, filed April 30, 2002 (4)

3.2        By-Laws of the Registrant (5)

3.2(a)     Amendment to the By-Laws, effective April 30, 2002 (6)

4.1        Specimen certificate for Registrant's Common Stock

-------------

(1) Incorporated by reference to Exhibit 3 to the Registrant's Registration Statement on Form 10-12g (File No. 000-24875) filed on September 3, 1998.

(2) Incorporated by reference to Exhibit 3.1A to the Registrant's Registration Statement on Form 10-KSB/A (File No. 000-24875) filed on October 18, 1999.

(3) Incorporated by reference to Exhibit 3.1(B) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.

(4) Incorporated by reference to Exhibit 3.1(C) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.

(5) Incorporated by reference to Exhibit 3 to the Registrant's Registration Statement on Form 10-12g/A (File No. 000-24875) filed on December 3, 1998.

(6) Incorporated by reference to Exhibit 3.2(A) to the Registrant's Current Report on Form 8-K (File No. 000-24875) filed on May 28, 2002.